IVY FUNDS

Ivy Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
April 30, 2004

Table of Contents

AN OVERVIEW OF THE FUND

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT
Strategies and Risks
Principal Strategies
Principal Risks
YOUR ACCOUNT
Selling Shares
Exchange Privileges
Distributions and Taxes
THE MANAGEMENT OF THE FUND
Portfolio Management
Management Fee
FINANCIAL HIGHLIGHTS

An Overview of the Fund

Goal

Ivy Cash Reserves Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Strategies

Ivy Cash Reserves Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

The Fund's emphasis on securities with relatively short term maturities is designed to enable the Fund to maintain a constant net asset value(NAV) of $1.00 per share.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Among the types of money market instruments that are likely to be included in the Fund's portfolio are:

  debt securities issued or guaranteed by the U.S. Government obligations of domestic banks and savings and loans associations (including certificates of deposit and banker's acceptances)
  high quality commercial paper
  high quality short term corporate notes, bonds and debentures short term repurchase agreements involving U.S. Government securities

Principal Risks of Investing in the Fund

The main risks to which Ivy Cash Reserves Fund is exposed in carrying out its investment strategies are the following:

  Management Risk - Securities selected for the Fund may not perform as well as securities held by other money market funds
  Market Risk - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
  Interest Rate and Maturity Risk - Many of the Fund's portfolio holdings are susceptible to decline in a rising interest rate environment. The risk is more acute for debt securities with longer maturities.
  Credit Risk - The issuers of the Fund's portfolio holdings could fail to meet their obligations on interest payments and/or principal repayments, which could cause the Fund to lose money.

Who May Want to Invest

Ivy Cash Reserves Fund may be appropriate for investors seeking a combination of current income and stability of capital.

Performance

Ivy Cash Reserves Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing the Fund's average annual total returns for the periods shown.

  The bar chart presents the average annual total return for Class A shares.
  The performance table shows average annual total returns for each class.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Ivy web site at www.ivyfunds.com for more current performance information.

Chart of Year-by-Year Returns
as of December 31 each year
1994	4.21%
1995	4.80%
1996	4.47%
1997	4.60%
1998	4.51%
1999	4.16%
2000	5.37%
2001	3.12%
2002	0.78%
2003	0.33%

In the period shown in the chart, the highest quarterly return was 1.42% (the third and fourth quarter of 2000) and the lowest quarterly return was 0.07% (the third and fourth quarter of 2003). As of December 31, 2003, the Class A 7-day yield was equal to 0.32%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns as of December 31, 2003

	1 Year	5 years	10 Years (or Life of Class)
	-----	--------	----------
Class A	0.33%	2.78%	3.61%
Class C (began on 01-01-1996)	0.36%	2.83%	3.55%
Class B (began on 04-30-1996)	0.40%	2.80%	3.42%

Fees and Expenses

Ivy Cash Reserves Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees	Class A	Class B	Class C
(fees paid directly from	Shares	Shares	Shares
your investment)	------	------	------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of lesser of amount invested or redemption value)[1]	None	None	None
Redemption fee/exchange fee- (as a percentage of amount redeemed, if applicable)[2]	None	None	None

Annual Fund Operating Expenses	Class A	Class B	Class C
(expenses that are deducted from Fund assets)	Shares	Shares	Shares
	------	------	------

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]	0.79%	0.72%	0.54%
Total Annual Fund Operating Expenses	1.19%	1.12%	0.94%
Expenses Reimbursed[4]	0.34%	0.27%	0.09%
Net Fund Operating Expenses	0.85%	0.85%	0.85%

1No CDSC applies to your purchase of Fund shares. If, however, you exchange shares of another Ivy Fund that are subject to a CDSC for those shares, the CDSC may carry over to your investment in the Fund and be assessed when you redeem your Fund shares (depending on how much time has elapsed since your original purchase date).

2If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

3Restated for a change in the accounting services and administrative fees that became effective July 1, 2003.

4WRIICO has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2004, to the extent necessary to ensure that the Fund's Annual Fund operating Expenses, when calculated at the Fund level, do not exceed 0.85% of the Fund's average net assets. For each of the following seven years, WRIICO has contractually agreed to ensure that these expenses do not exceed 1.25% of the Fund's average net assets.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemedat end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$87	$345	$623	$1,417
Class B Shares	$87	$330	$592	$1,342
Class C Shares	$87	$291	$512	$1,147

If shares are not redeemed
If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$87	$345	$623	$1,417
Class B Shares	$87	$330	$592	$1,342
Class C Shares	$87	$291	$512	$1,147

Additional Information about Principal Investment Strategies and Risks

Principal Strategies

The Fund seeks to achieve its investment objective of as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short term debt securities. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short term rating categories that apply to debt securities. By purchasing these types of securities, the Fund expects to maintain a constant net asset value of $1.00 per share (although there is no guarantee that the Fund's efforts will be successful). The Fund's portfolio is actively monitored on a daily basis to maintain competitive yields.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information (SAI).

Principal Risks

General market risk: As with any mutual fund, the value of fund investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

Debt securities, in general: Investing in debt securities involves both interest rate and credit risk. The value of debt instruments generally increase as interest rates decline. Conversely, rising interest rates tend to cause the value of debt securities to decrease. The Fund's portfolio is therefore susceptible to losses in a rising interest rate environment. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities tend to be more volatile than bonds with shorter maturities.

The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIICO's skill in selecting investments.

Your Account

The Fund is closed to new shareholders. Current shareholders may continue to exchange their shares of Ivy Cash Reserves Fund for shares of the same class of any fund within the Ivy Family of Funds. Before exchanging into another fund within the Ivy Family of Funds, please obtain that fund's prospectus. You can obtain a prospectus by telephoning Ivy Funds Distributor, Inc. (IFDI), the Fund's distributor, at 800-777-6472 or on our website, www.ivyfunds.com. Current shareholders of Ivy Cash Reserves Fund may also continue to exchange their shares of a non-money market fund within the Ivy Family of Funds for shares of the same class of Ivy Cash Reserves Fund. Class A shareholders may also purchase additional Class A shares.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B or, Class C shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the non-money market fund's Class B or Class C shares. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares in order to determine the applicable CDSC, if any, all payments during a month are totaled and deemed to have been made on the first day of the month.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on March 10, 2004, then redeems all Class B shares on March 8, 2005, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified above.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Pricing of Fund Shares

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class. In the calculation of the Fund's NAV, short-term debt securities are valued at amortized cost, which approximates market value.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

When you place an order to purchase or exchange shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.
  Broker-dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services
c/o Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone: If you hold Class A shares of Ivy Cash Reserves Fund, and have elected this method in your application or by subsequent authorization, call 800-777-6472 or fax your request to 800-532-2749 and give your instructions to redeem your shares. Shareholders that qualify for wire redemptions may receive a deposit to their predesignated bank account by wire (requires a $1,000 minimum redemption amount) or by direct ACH. If you hold Class A, B or C shares of a Fund, and have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to 800-532-2749, and give your instructions to redeem your shares via ACH. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By internet: You need to have selected the internet option on your Account Application. Once your request for this option has been processed (which may take up to 10 days), you may place your redemption order at www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within 30 days prior to your redemption request. Requests via the internet can only be accepted for amounts up to $50,000.

To sell Class A shares of the Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) or other authorized Fund agent at the address listed above. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors or Trustees determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person.
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $250. The Fund will give you sixty (60) days notice. These redemptions will not be subject to a CDSC. The Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $250 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Waddell & Reed Services Company (WRSCO), the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-777-6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.ivyfunds.com, to:

  obtain information about your accounts
  obtain price information about other funds in the Ivy Family of Funds obtain a Fund's current prospectus
  request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)
  year-to-date statements (quarterly)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Fund may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies.

Exchange Privileges

You may sell your shares of Ivy Cash Reserves Fund and buy shares of the same Class of another Fund in the Ivy Family of Funds. However, exchanges of Class A shares from Ivy Cash Reserves Fund are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Cash Reserves Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid.

You may sell your shares of another Fund in the Ivy Family of Funds and buy shares of the same class of Ivy Cash Reserves Fund. However, for exchanges of Class B and Class C shares from another Fund in the Ivy Family of Funds that had been subject to a CDSC, the time period for the CDSC will continue to run.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

Important Exchange Information
  You must exchange into the same share class you currently own.
  Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Before exchanging into another fund within the Ivy Family of Funds, please read that fund's prospectus. You can obtain a prospectus by telephoning IFDI at 800-777-6472 or on our website, www.ivyfunds.com.

How to Exchange

By mail: Send your written exchange request to Ivy Client Services at the address listed under "Selling Shares."

By telephone: Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you can provide proper identification information; and (2) you have established the internet trading option.

Automatic Transactions for Class A, Class B and Class C Shareholders

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Funds Plus Service

To move money from Ivy Cash Reserves Fund Class A to a Fund whether in the same or a different class

Minimum Amount		Frequency
$100	(per Fund)	Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, the Fund declares dividends from net investment income daily and pay them monthly. Net capital gains ordinarily are distributed by the Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you opened your account, you should have specified on your application how you want to receive your distributions. The Fund offers two options:

1.	Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund who satisfy certain holding period requirements with respect to their Fund shares. However, none of the dividends paid by Ivy Cash Reserves Fund are expected to be eligible for treatment as qualified dividend income.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See "Your Account Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. The Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

Portfolio Management

The Fund is managed by WRIICO, subject to the authority of the Board of Trustees of Ivy Funds. WRIICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIICO is an SEC-registered investment advisor with approximately $4 billion in assets under management as of December 31, 2003. WRIICO provides investment advice to each of the Funds in Ivy Funds, Inc. and supervises each such Fund's investments. WRIICO provides business management services to each of the Funds in Ivy Funds and investment advisory services to all of the Funds in Ivy Funds (other than Ivy Global Natural Resources Fund). WRIICO has served as investment manager to Ivy Funds since December 31, 2002,1 and to Ivy Funds, Inc. since June 30, 2003. WRIICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, Waddell & Reed Investment Management Company (WRIMCO) served as the investment manager for each of the Funds in the Ivy Funds, Inc. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. (formerly W&R Funds, Inc.) to WRIICO.

1Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Ivy Funds and investment advisory services to the Ivy Funds. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed) and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell and Reed Ivy Investment Company (WRIICO), and WRIICO assumed all of IMI's duties with respect to the Ivy Funds.

Mira Stevovich is primarily responsible for the management of Ivy Cash Reserves Fund. Ms. Stevovich has held her Fund responsibilities since December, 2002. She is Vice President of WRIICO and WRIMCO, Vice President and Assistant Treasurer of Ivy Funds and Vice President and Assistant Treasurer of other investment companies for which WRIICO and WRIMCO serve as investment manager. Ms. Stevovich has served as the Portfolio Manager for investment companies managed by WRIMCO since May 1998 and has been an employee of WRIMCO and its predecessor since March 1987. Ms. Stevovich earned a BA degree from Colorado Womens College. She holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. Ms. Stevovich is a Chartered Financial Analyst.

Other members of WRIICO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIICO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of 0.40% of net assets.

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of Ivy Cash Reserves Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

Except as noted below, the information for the Fund has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 2003 is included in the Fund's Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge.

Ivy Cash Reserves Fund

For a Class A share outstanding throughout each period:

	For the Fiscal Year ended December 31,
	2003	2002	2001	2000	1999
	---------------------------------------------------------------------
Class A Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
	-------	-------	-------	-------	------
Net investment income	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)
	-------	-------	-------	-------	------

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
	======	======	======	======	======
Class A Ratios/Supplemental Data
Total return	0.33%	0.78%	3.12%	5.37%	4.16%

Net assets, end of period(in millions)	$6	$15	$13	$20	$19
Ratio of expenses to average net assets including reimbursement	0.85%	0.88%	0.87%	0.85%	0.88%
Ratio of net investment income to average net assets including reimbursement	0.35%	0.78%	3.12%	5.38%	4.17%
Ratio of expenses to average net assets excluding reimbursement	1.80%	1.73%	1.59%	1.52%	1.40%
Ratio of net investment income to average net assets excluding reimbursement	-0.60%	-0.07%	2.40%	4.71%	3.65%

*Not shown due to rounding.

(1)Based on shares outstanding.

Ivy Cash Reserves Fund

For a Class B share outstanding throughout each period:

	For the Fiscal Year ended December 31,
	2003	2002	2001	2000	1999
	--------------------------------------------------------------------
Class B Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
	-------	-------	-------	-------	------
Net investment income	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)
	-------	-------	-------	-------	------
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
	======	======	======	======	======
Class B Ratios/Supplemental Data
Total return	0.36%	0.85%	3.19%	5.35%	4.30%

Net assets, end of period (in millions)	$3	$6	$7	$6	$7
Ratio of expenses to average net assets including reimbursement	0.83%	0.80%	0.80%	0.87%	0.77%
Ratio of net investment income to average net assets including reimbursement	0.38%	0.85%	3.19%	5.36%	4.28%
Ratio of net investment income to average net assets excluding reimbursement	1.77%	1.65%	1.52%	1.54%	1.29%
Ratio of net investment income to average net assets excluding reimbursement	-0.56%	0.00$	2.47%	4.69%	3.76%

*Not shown due to rounding.

(1)Based on shares outstanding.

Ivy Cash Reserves Fund

For a Class C share outstanding throughout each period:

	For the Fiscal Year ended December 31,
	2003	2002	2001	2000	1999
	----------------------------------------------------------------------
Class C Per-Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
	-------	-------	-------	-------	------
Net investment income	0.00*	0.01(1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)
	-------	-------	-------	-------	------

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
	======	======	======	======	======
Class C Ratios/Supplemental Data
Total return	0.40%	0.74%	3.10%	5.65%	4.14%
Net assets, end of period (in thousands)	$184	$813	$519	$1,975	$372
Ratio of expenses to average net assets including reimbursement	0.72%	0.84%	0.88%	0.72%	0.87%
Ratio of net investment income to average net assets including reimbursement	0.52%	0.82%	3.10%	5.51%	4.18%
Ratio of expenses to average net assets excluding reimbursement	1.66%	1.69%	1.60%	1.39%	1.39%
Ratio of net investment income to average net assets excluding reimbursement	-0.42%	-0.03%	2.38%	4.84%	3.66%

*Not shown due to rounding.

(1)Based on shares outstanding.

IVY FUNDS

Custodian	Distributor
UMB Bank, n.a.	Ivy Funds Distributor, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Bell, Boyd & Lloyd LLC	913-236-2000
Three First National Plaza	800-777-6472
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Auditors	Transfer Agent
Deloitte & Touche LLP	Waddell & Reed
1010 Grand Boulevard	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2232	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Ivy	913-236-2000
Investment Company	800-777-6472
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913-236-2000	6300 Lamar Avenue
800-777-6472	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-777-6472

IVY FUNDS

You can get more information about Ivy Cash Reserves Fund in the--

  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Fund's SEC file number is: 811-01028

IVY FUNDS DISTRIBUTOR, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472